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                                                                    EXHIBIT 99.1








                                     CONFIDENTIAL
                                     ------------





                     MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES




                       JANUARY 1998 FINANCIAL REPORTING PACKAGE





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                      JANUARY 1998 FINANCIAL REPORTING PACKAGE


                                      CONTENTS




Schedule                                                                    Page
--------                                                                    ----


January 1998

     - Income Statement                                                       1

     - Balance Sheet                                                          2

     - Cash Flow Statement                                                    3




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                    MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                           JANUARY 1998 INCOME STATEMENT
                                   (in thousands)


                                                          ACTUAL
                                                          ------

Net sales                                               $  11,301
Cost of sales                                               8,872
                                                        ---------

Gross profit                                                2,429
     %                                                      21.5%

Operating expenses
     Design                                                   289
     General and administrative                             1,087
     Advertising                                              406
     Selling                                                2,474
     Distribution                                             938
                                                        ---------
     Total                                                  5,194
                                                        ---------

Loss before interest and taxes (EBIT)                      (2,765)

Interest expense                                              321
Reorganization cost                                           498
Other                                                         135
                                                        ---------
Pretax loss                                                (3,719)

Taxes                                                          19
                                                        ---------

Net loss                                                $  (3,738)
                                                        ---------
                                                        ---------

EBIT                                                       (2,765)

Depreciation                                                  439
                                                        ---------

EBITDAR                                                    (2,326)

Per covenant                                            $  (2,700)
                                                        ---------
                                                        ---------


                                         (1)
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                    MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                PRELIMINARY BALANCE SHEETS FOR THE PERIODS INDICATED
                                   (in thousands)

                                                       JANUARY 1998
                                                       ------------

                                                          ACTUAL
                                                          ------
ASSETS
Current assets
     Cash and cash equivalents                          $   5,354
     Accounts receivable, net                              16,172
     Inventories, net                                      74,881
     Other current assets                                  10,377
                                                        ---------
            Total current assets                          106,784
                                                        ---------
                                                        ---------
Property, plant & equipment, net                           35,409
Other assets                                               49,174
                                                        ---------
     TOTAL ASSETS                                       $ 191,367
                                                        ---------
                                                        ---------
LIABILITIES
Current liabilities
     Liabilities not subject to compromise
       Current Liabilities:
        Accounts payable                                 $  8,119
        Accrued expenses                                   27,669
        Revolver                                            5,208
                                                        ---------
            Total current liabilities                      40,996
     Liabilities subject to compromise                    242,556
     Other liabilities                                      2,464
                                                        ---------
     TOTAL LIABILITIES                                    286,016
                                                        ---------

EQUITY
Stock                                                           5
Paid in capital                                            40,899
Accumulated deficit                                      (129,738)
Year to date loss                                          (3,738)
Minimum pension liability adj.                             (2,077)
                                                        ---------
   Total  deficit                                         (94,649)
                                                        ---------
        TOTAL LIABILITIES AND DEFICIT                   $ 191,367
                                                        ---------
                                                        ---------


                                         (2)
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                     MAIDENFORM WORLDWIDE, INC. & SUBSIDIARIES
                        JANUARY 1998 STATEMENT OF CASH FLOWS
                                   (in thousands)

                                                          ACTUAL
                                                          ------
OPERATING ACTIVITIES

Net loss                                                $  (3,738)
Adjustments to reconcile net loss to net cash used in
   operating activities:
     Depreciation and amortization                            439
     Pension expense                                          100
     Minority interest in loss of subsidiary                   35
     Provisions for accounts receivable allowances            112
     Changes in operating assets and liabilities:
       Decrease in accounts receivable                      1,764
       Increase in inventories                             (2,597)
       Increase in prepaid expenses and other assets         (320)
       Increase in accounts payable, accrued
       expenses, taxes and sundry liabilities               2,942
                                                        ---------
Net cash used in operating activities                      (1,263)
                                                        ---------

INVESTING ACTIVITIES
Additions to property, plant and equipment, net               (21)
                                                        ---------
Net cash used in investing activities                         (21)
                                                        ---------
FINANCING ACTIVITIES
Net borrowings under revolving credit loan                    317
                                                        ---------
Net cash provided by financing activities                     317
                                                        ---------

Decrease in cash                                             (967)
Cash and cash equivalents at beginning of year              6,321
                                                        ---------
Cash and cash equivalents at end of period              $   5,354
                                                        ---------
                                                        ---------



                                         (3)